UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: December 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET NEW JERSEY MUNICIPALS FUND

FORM N-Q

DECEMBER 31, 2011

LEGG MASON WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited)	December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 97.6%
Education - 22.9%
New Jersey EDA Revenue, School Facilities Construction	5.500%	12/15/34	$7,500,000	$8,105,250
New Jersey State EFA Revenue:
Kean University	5.500%	9/1/36	15,000,000	16,305,450
Montclair State University	5.250%	7/1/38	2,000,000	2,089,320
New Jersey City University	5.000%	7/1/35	4,550,000	4,805,118
Richard Stockton College	5.125%	7/1/28	5,000,000	5,374,850
Richard Stockton College	5.375%	7/1/38	8,000,000	8,585,360
Stevens Institute of Technology	5.000%	7/1/27	3,725,000	3,829,263
University of Medicine and Dentistry	7.500%	12/1/32	10,000,000	11,767,700
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	13,000,000	13,836,420	(a)
Rutgers State University Revenue	6.400%	5/1/13	225,000	228,656

Total Education				74,927,387

Health Care - 15.8%
New Jersey EDA:
Harrogate Inc.	5.750%	12/1/16	1,495,000	1,496,001
Harrogate Inc.	5.875%	12/1/26	1,500,000	1,467,165
New Jersey Health Care Facilities Financing Authority Revenue:
AHS Hospital Corp.	6.000%	7/1/37	3,000,000	3,320,010
Atlanticare Regional Medical Center	5.000%	7/1/17	800,000	891,984
Atlanticare Regional Medical Center	5.000%	7/1/18	1,500,000	1,661,190
Catholic Health East	5.250%	11/15/29	9,000,000	9,576,270
Hackensack University Medical Center	5.250%	1/1/31	3,850,000	4,045,426
Hackensack University Medical Center	5.250%	1/1/36	4,250,000	4,417,960
Robert Wood Johnson University Hospital	4.000%	7/1/22	2,000,000	2,022,100
Robert Wood Johnson University Hospital	5.000%	7/1/31	6,570,000	6,833,063
St. Peter’s University Hospital	6.000%	7/1/26	2,000,000	2,107,900
St. Peter’s University Hospital	6.250%	7/1/35	3,000,000	3,130,800
Virtua Health Inc.	5.750%	7/1/33	10,000,000	10,760,900

Total Health Care				51,730,769

Housing - 2.2%
Essex County Improvement Authority Revenue, NATL, FHA	5.900%	1/1/25	3,120,000	3,120,811
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	5.750%	11/1/38	3,895,000	4,036,428
Virgin Islands HFA, Single-Family Mortgage Revenue, GNMA Mortgage-Backed Securities Program, GNMA-Collateralized	6.500%	3/1/25	95,000	93,004	(a)

Total Housing				7,250,243

Industrial Revenue - 11.8%
Casino Reinvestment Development Authority Revenue, NATL	5.250%	6/1/20	3,390,000	3,498,446
Middlesex County Improvement Authority, Utilities System Revenue, Perth Amboy Franchise Project, AMBAC	5.000%	9/1/29	2,725,000	2,725,463
New Jersey EDA:
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/18	565,000	526,326
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/28	1,250,000	985,775
First Mortgage, Keswick Pines	5.700%	1/1/18	2,885,000	2,784,429
First Mortgage, Keswick Pines	5.750%	1/1/24	2,800,000	2,475,508
Municipal Loan Pool, AGM	5.125%	11/15/14	645,000	647,051
Municipal Loan Pool, AGM	5.400%	11/15/20	1,200,000	1,202,868
New Jersey EDA Revenue, Gloucester Marine	6.500%	1/1/15	980,000	981,421	(a)
New Jersey EDA, EDR, American Airlines Inc. Project	7.100%	11/1/31	1,000,000	210,000	(a)(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Revenue - continued
New Jersey EDA, Water Facilities Revenue:
New Jersey American Water Co.	4.700%	12/1/25	$2,250,000	$2,319,278	(a)
New Jersey American Water Co.	5.600%	11/1/34	11,250,000	11,805,525	(a)
New Jersey State EDA Revenue, Refunding	6.875%	1/1/37	2,000,000	1,799,860	(a)
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	7.000%	11/15/30	4,000,000	4,000,600	(a)(c)
Salem County, Pollution Control Financing Authority Revenue, PSEG Power Project	5.750%	4/1/31	2,500,000	2,526,375	(a)

Total Industrial Revenue				38,488,925

Leasing - 5.8%
Atlantic City, COP	8.875%	1/15/13	615,000	651,611
Middlesex County, COP, NATL	5.000%	2/15/19	1,500,000	1,503,735
New Jersey EDA, School Facilities Construction, NATL, FGIC	5.000%	12/15/18	8,000,000	9,025,840
New Jersey State EDA Lease Revenue, Office Building Projects	5.000%	6/15/18	3,500,000	3,895,990
Newark, NJ, Housing Authority, Refunding, Additional Newark Redevelopment Project, NATL	5.250%	1/1/23	2,130,000	2,205,572
University Medicine & Dentistry, NATL	5.000%	9/1/22	1,500,000	1,531,830

Total Leasing				18,814,578

Local General Obligation - 2.8%
Freehold Township Board of Education, NJ, GO:
NATL	5.000%	7/15/23	1,375,000	1,395,295
NATL	5.000%	7/15/24	1,205,000	1,221,773
Refunding	5.000%	7/15/22	2,390,000	2,425,420
Middlesex County Improvement Authority Revenue, Golf Course Projects, County GTD	5.250%	6/1/26	1,700,000	1,818,728
Middlesex County, NJ, Improvement Authority, Lease Revenue, Regional Educational Services Commission, County GTD	5.250%	12/15/33	2,000,000	2,212,780

Total Local General Obligation				9,073,996

Other - 0.6%
New Jersey EDA Revenue:
Department of Human Services, Pooled Financing	5.000%	7/1/22	378,000	382,192
Department of Human Services, Pooled Financing	5.200%	7/1/32	415,000	417,424
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,000,000	1,049,040

Total Other				1,848,656

Power - 4.0%
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	3,500,000	3,387,160	(a)
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/22	9,000,000	9,867,960

Total Power				13,255,120

Pre-Refunded/Escrowed to Maturity - 3.0%
New Jersey EDA, School Facilities Construction	5.000%	6/15/26	8,000,000	8,535,520	(d)(e)
New Jersey EDA Revenue:
Department of Human Services, Pooled Financing	5.000%	7/1/22	122,000	124,841	(d)
Department of Human Services, Pooled Financing	5.200%	7/1/32	29,000	29,704	(d)
New Jersey Health Care Facilities Financing Authority Revenue, St. Mary Hospital	5.875%	7/1/12	290,000	297,923	(f)
New Jersey State Turnpike Authority Revenue:
C-2005, NATL	6.500%	1/1/16	55,000	67,332	(f)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pre-Refunded/Escrowed to Maturity - continued
IBC, NATL	6.500%	1/1/16	$600,000	$664,356	(f)

Total Pre-Refunded/Escrowed to Maturity				9,719,676

Solid Waste/Resource Recovery - 0.4%
Atlantic County COP, Authority Solid Waste Revenue	7.125%	3/1/16	1,350,000	1,355,036

Special Tax Obligation - 6.2%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	5,000,000	5,413,800
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	3,000,000	3,139,290
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	4,000,000	4,243,080
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	6,000,000	6,575,940
Virgin Islands Public Finance Authority Revenue, Senior Lien, Capital Projects	5.000%	10/1/39	1,000,000	986,630

Total Special Tax Obligation				20,358,740

Transportation - 19.6%
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/40	2,000,000	2,055,660
New Jersey State Transportation Trust Fund Authority:
Transportation System	5.250%	12/15/23	2,000,000	2,369,340
Transportation System	5.875%	12/15/38	11,000,000	12,162,260
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	5,000,000	5,274,150
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	12,000,000	12,914,280
New Jersey State Turnpike Authority, Turnpike Revenue, C-2005, NATL	6.500%	1/1/16	165,000	197,040
Port Authority of New York & New Jersey	5.000%	1/15/41	1,000,000	1,075,920
Port Authority of New York & New Jersey, Consolidated 132nd Series	5.000%	9/1/26	5,000,000	5,344,050
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	13,000,000	13,790,140
South Jersey Port Corp. Revenue	5.000%	1/1/20	2,300,000	2,362,882
South Jersey Transportation Authority, Transportation System Revenue, AMBAC	5.125%	11/1/22	6,385,000	6,394,130

Total Transportation				63,939,852

Water & Sewer - 2.5%
Kearny, NJ, Municipal Utilities Authority Revenue, NATL, FGIC	7.300%	11/15/18	895,000	989,011
New Jersey EDA, Water Facilities Revenue, American Water Co. Inc., NATL, FGIC	5.375%	5/1/32	2,000,000	2,003,160	(a)
North Hudson Sewer Authority Revenue:
NATL, FGIC	5.250%	8/1/18	3,000,000	3,057,240
NATL, FGIC	5.250%	8/1/19	2,000,000	2,037,120

Total Water & Sewer				8,086,531

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $299,988,376)				318,849,509

SHORT-TERM INVESTMENTS - 1.1%
Education - 0.2%
Rutgers State University, NJ, SPA-Landesbank Hessen-Thuringen	0.030%	5/1/18	580,000	580,000	(g)(h)

Health Care - 0.5%
New Jersey EDA Revenue, The Cooper Health Systems Project, LOC-TD Bank N.A.	0.080%	11/1/38	200,000	200,000	(g)(h)
New Jersey Health Care Facilities Financing Authority Revenue:

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care - continued
Robert Wood Johnson University, LOC-Wells Fargo Bank N.A.	0.040%	7/1/29	$1,055,000	$1,055,000	(g)(h)
Virtua Health Inc., LOC-JPMorgan Chase	0.060%	7/1/43	300,000	300,000	(g)(h)

Total Health Care				1,555,000

Industrial Revenue - 0.1%
New Jersey EDA Revenue, El Dorado Terminals Co., LOC-Wells Fargo Bank N.A.	0.050%	12/1/21	200,000	200,000	(g)(h)

Transportation - 0.1%
South Jersey Transportation Authority, NJ, Transportation Systems Revenue, LOC-Wells Fargo Bank N.A.	0.040%	11/1/39	300,000	300,000	(g)(h)

Utilities - 0.2%
New Jersey EDA, Gas Facilities Revenue, Pivotal Utility Holdings Project, LOC-Bank of Tokyo-Mitsubishi UFJ	0.040%	10/1/22	900,000	900,000	(g)(h)

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,535,000)				3,535,000

TOTAL INVESTMENTS - 98.7% (Cost - $303,523,376#)				322,384,509
Other Assets in Excess of Liabilities - 1.3%				4,273,798

TOTAL NET ASSETS - 100.0%				$326,658,307

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	The coupon payment on these securities is currently in default as of December 31, 2011.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance - Insured Bonds
AGC	— Assured Guaranty Corporation - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation—Insured Bonds
COP	— Certificates of Participation
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HFA	— Housing Finance Authority
IBC	— Insured Bond Certificates
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2011

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	3.9%
AA/Aa	16.4
A	58.0
BBB/Baa	14.2
BB/Ba	0.9
B/B	1.2
A-1/VMIG 1	1.1
NR	4.3

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See pages 6 through 8 for definitions of ratings.

See Notes to Schedule of Investments.

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Long-Term Security Ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Bond Ratings (continued)

Long-Term Security Ratings (unaudited) (cont’d)

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.

C — Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Default is a real possibility.

CC — Default of some kind appears probable.

C — Default is imminent or inevitable, or the issuer is in standstill.

NR — Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1 — A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

Bond Ratings (continued)

Short-Term Security Ratings (unaudited) (cont’d)

A-2 — A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1 — Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1 — Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.

P-2 — Have a strong ability to repay short-term debt obligations.

P-3 — Have an acceptable ability to repay short-term debt obligations.

NP — Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1 — Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.

F3 — Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

B — Fitch rating indicating minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term changes in financial and economic conditions.

C — Fitch rating indicating default is a real possibility.

NR — Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset New Jersey Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†:	—	$318,849,509	—	$318,849,509
Short-term investments†	—	3,535,000	—	3,535,000

Total investments	—	$322,384,509	—	$322,384,509

Other financial instruments:
Futures contracts	$27,131	—	—	$27,131

Total	$27,131	$322,384,509	—	$322,411,640

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(d) Fund concentration. Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting New Jersey.

(e) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,820,490
Gross unrealized depreciation	(1,959,357)

Net unrealized appreciation	$18,861,133

At December 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	45	3/12	$6,535,135	$6,516,562	$18,573
U.S. Treasury Ultra Long-Term Bonds	11	3/12	1,770,621	1,762,063	8,558

Net unrealized gain on open futures contracts					$27,131

3. Derivative instruments and hedging activities

Notes to Schedule of Investments (unaudited) (continued)

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate	$27,131	—	$27,131

During the period ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)	$5,949,566

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	February 27, 2012

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	February 27, 2012